Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Schedule of Accumulated Other Comprehensive (Loss)

Accumulated other comprehensive income (loss) is comprised of the following:

	December 31,
	2012	2011

Foreign currency translation, net of income taxes when applicable	$46,181	$(12,311)
Early-retiree medical plan adjustments, net of income taxes	10,580	14,384
Fair market value of derivatives, net of income taxes	-	(40,250)

	$56,761	$(38,177)